PLEDGE AMENDMENT
This PLEDGE AMENDMENT, dated as of March 21, 2014, is delivered pursuant to Section 8.6 of the Guaranty and Security Agreement, dated as of November 30, 2010, by ClubCorp, Inc., a Delaware corporation (the “Borrower”), the undersigned Grantor and the other Affiliates of the Borrower from time to time party thereto as Grantors in favor of Citicorp North America, Inc., as administrative agent and collateral agent for the Secured Parties referred to therein (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty and Security Agreement”). Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.
The undersigned hereby agrees that this Pledge Amendment may be attached to the Guaranty and Security Agreement and that the Pledged Collateral listed on Schedule 1 to this Pledge Amendment shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Obligations of the undersigned.
The undersigned hereby represents and warrants that each of the representations and warranties contained in Article IV of the Guaranty and Security Agreement is true and correct as of the date hereof as if made on and as of such date.

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CLUBCORP USA, INC.
By: /s/ Curtis D. McClellan Name: Curtis D. McClellan
Title: Treasurer

[SIGNATURE PAGE TO PLEDGE AMENDMENT (2014 CLUBCORP)]

ACKNOWLEDGED AND AGREED
as of the date first above written:

CITICORP NORTH AMERICA, INC.
as Administrative Agent

By: /s/ Michael Chlopak
Name: Michael Chlopak
Title: Vice President

[SIGNATURE PAGE TO PLEDGE AMENDMENT (2014 CLUBCORP)]

PLEDGED EQUITY

ISSUER	CLASS	CERTIFICATE NO(S).	PAR VALUE	NUMBER OF SHARES, UNITS OR INTERESTS
ClubCorp NV VI, LLC	Member’s Interest	N/A	N/A	100%
ClubCorp NV VII, LLC	Member’s Interest	N/A	N/A	100%
ClubCorp NV VIII, LLC	Member’s Interest	N/A	N/A	100%
ClubCorp NV IX, LLC	Member’s Interest	N/A	N/A	100%
ClubCorp NV X, LLC	Member’s Interest	N/A	N/A	100%

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